Exhibit 10.2

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Amendment”) is made and entered into this 4th day of August, 2010, by and between Utah State Retirement Investment Fund, an independent agency of the State of Utah (“Landlord”), and Wireless Ronin Technologies Inc., a Minnesota corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord is the owner of that certain building known as Baker Technology Plaza located at 5929 Baker Road, City of Minnetonka, County of Hennepin, State of Minnesota (the “Building”); and

WHEREAS, Landlord and Tenant entered into a Lease dated June 1, 2007 (“Original Lease”), as ratified and modified by that certain Ratification Agreement of Commencement and Termination Dates of Multi-Lease Agreement and Amendment to Multi-Lease Agreement dated November 15, 2007 (“Ratification”), and as amended by that certain First Amendment to Lease dated July 14, 2010 (the “First Amendment”) (the Original Lease, the Ratification and the First Amendment are sometimes collectively referred to herein as the “Lease”), wherein Landlord leased to Tenant and Tenant leased from Landlord Suite 475 consisting of approximately 19,089 rentable square feet of area in the Building (the “Premises”); and

WHEREAS, Landlord has agreed to amend the Lease upon the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lease shall be amended as follows:

1.           Recitals.  The above recitals shall constitute an integral part of this Amendment.

2.           Capitalized Terms.  Capitalized terms set forth in this Amendment shall have the same meaning as in the Lease, unless specifically modified and amended herein.

3.           Letter of Credit.

(a)	The second paragraph of Section 6(a) of the First Amendment is hereby deleted in its entirety and replaced with the following:

“Landlord may draw on the New Letter of Credit upon prior notice to Tenant and upon submission of a certificate of Landlord to the New Letter of Credit issuer certifying that: (i) Tenant has defaulted under the Lease and/or this Amendment (describing with specificity Tenant’s default under a specific provision of the Lease or this Amendment), (ii) Landlord has provided notice to Tenant of such default as required by the Lease, (iii) the applicable cure period has passed and Tenant has not cured the default, and (iv) the terms and conditions of the Lease authorize Landlord to draw upon the New Letter of Credit.”

(b)	The following shall be added to the end of Section 6 of the First Amendment:

“Not later than sixty (60) days prior to each expiration date of the New Letter of Credit, Tenant shall complete, execute and deliver to Landlord a “Reduction Notice” requesting that Landlord consent to the reduction of the New Letter of Credit as provided in this Section 6.  So long as Tenant has fulfilled the obligations of the Lease pertaining to such reduction of the New Letter of Credit, Landlord shall, within thirty (30) days of Landlord’s receipt of the Reduction Notice, sign and return the Reduction Notice to Tenant for submittal to the New Letter of Credit issuer.

“Upon receipt of the Reduction Notice, the New Letter of Credit issuer shall be authorized to reduce the amount of the New Letter of Credit in accordance with the reduction schedule set forth above; so long as the available amount of funds under the New Letter of Credit at that time exceeds the new aggregate amounts in the reduction schedule.

“In the event of Landlord’s or Tenant’s failure to timely complete, execute and deliver to a Reduction Notice as described above, and at the election of Tenant, Landlord shall reasonably cooperate with Tenant in the completion, execution and delivery to the New Letter of Credit issuer of an “Amendment Notice” providing for amendment to the New Letter of Credit in accordance with this Section 6.  Tenant shall be responsible for all fees and charges imposed by the Letter of Credit issuer for the issuance of such amendment.”

(c)	The form of the Letter of Credit set forth as Exhibit A of the First Amendment is hereby deleted in its entirety and replaced by the form of the Letter of Credit attached hereto as Exhibit A.

4.
Brokerage.  Tenant represents and warrants to Landlord that neither it nor its officers or agents, nor any one acting on its behalf has dealt with any real estate broker in the negotiating or making of this Amendment other than Jones Lang LaSalle (“Tenant’s Broker”).  Tenant agrees to indemnify and hold Landlord, its agents, employees, partners, directors, shareholders and independent contractors harmless from all liabilities, costs, demands, judgments, settlements, claims and losses, including

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reasonable attorneys’ fees and costs, incurred by Landlord in conjunction with any such claim or claims of any other broker or brokers claiming to have interested Tenant in the Premises or the Building, or to have caused Tenant to enter into this Amendment.  Landlord represents and warrants to Tenant that neither it nor its officers or agents, nor anyone acting on its behalf, has dealt with any real estate broker in the negotiating or making of this Amendment other than Northmarq (“Landlord’s Broker”).  The parties acknowledge that there are no brokers’ commissions and/or finders’ fees arising out of this Amendment.

5.           Headings.  Paragraph headings used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

6           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed, shall be deemed to be an original, and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument.

7.           Construction.  This Amendment shall be construed under the laws of the State of Minnesota.  Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law.  If any such provision of this Amendment shall be determined to be invalid or unenforceable, such provision shall not be ineffective to the extent of such prohibition or invalidity without invalidating or otherwise affecting the remaining provisions of this Amendment.

8.           Survival of Other Terms and Conditions.  Except as modified herein, all other terms and conditions of the Lease shall remain in full force and effect, and nothing herein shall be construed to relieve either Landlord or Tenant of any obligations as set forth therein.

9.           Entire Agreement.  The Lease, this Amendment, and the Exhibits attached thereto, constitute the entire understanding of the parties hereto with respect to the transaction contemplated thereby, and supersede all prior agreements and understandings between the parties with respect to the subject matter.  No representations, warranties, undertakings or promises, whether oral, implied, written or otherwise, have been made by either party hereto to the other unless expressly stated in the above-referenced documents, or unless mutually agreed to in writing between the parties hereto after the date hereof, and neither party has relied upon any verbal representations, agreements or understandings not expressly set forth herein.

10.           Submission of Amendment.  The submission of this Amendment for examination does not constitute a reservation of or option for the Premises and this Amendment shall become effective only upon execution and delivery thereof by Landlord and Tenant.

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease as of the day and year first above written.

LANDLORD:                                                                           Utah State Retirement Investment Fund,
an independent agency of the State of Utah

By CB Richard Ellis Investors L.L.C.,
Its Agent

By___/s/ Michael J. Everly_____________
Name __Michael J. Evely______________
Its  ____Authorized Signatory___________

By__/s/ A. Gavin Hinze________________
Name __A. Gavin Hinze________________
Its ___Authorized Signatory____________

TENANT:                                                                Wireless Ronin Technologies Inc.,
a Minnesota corporation

By____/s/ Darin McAreavey____________
Name__Darin McAreavey______________
Its _____CFO________________________

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EXHIBIT A TO SECOND AMENDMENT
FORM OF LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______
(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)
DATED:  __________ ___, 20___

BENEFICIARY:
UTAH STATE RETIREMENT INVESTMENT FUND
C/O CB RICHARD ELLIS INVESTORS
515 FLOWER STREET, SUITE 3100
LOS ANGELES, CA 90071

ATTN:  DIRECTOR OF ASSET MANAGEMENT

AS "LANDLORD"

WITH A COPY OF ANY NOTICES SENT TO:
NORTH MARQ
3500 AMERICAN BOULEVARD WEST, SUITE 200
BLOOMINGTON, MINNESOTA 55431

APPLICANT:
WIRELESS RONIN TECHNOLOGIES, INC.
5929 BAKER ROAD, SUITE 475
MINNEAPOLIS, MINNESOTA 55345

AS "TENANT"

AMOUNT:	US$300,000.00 (THREE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS)

EXPIRATION DATE:	JULY 31, 2011

LOCATION:                                SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF_____ IN YOUR FAVOR.  THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THIS OFFICE OF THE FOLLOWING DOCUMENTS:
1.	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT (S), IF ANY.
2.	YOUR SIGHT DRAFT DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.
3.	A DATED CERTIFICATION PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OR REPRESENTATIVE OF THE BENEFICIARY, FOLLOWED BY HIS/HER PRINTED NAME AND DESIGNATED TITLE, STATING EITHER OF THE FOLLOWING:

(A.) “AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED BY WIRELESS RONIN TECHNOLOGIES, INC. AS TENANT UNDER THAT CERTAIN LEASE AGREEMENT BY AND BETWEEN TENANT, AND BENEFICIARY, AS LANDLORD.  FURTHERMORE THIS

IS TO CERTIFY THAT:  (I) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT AND SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT AND ALL APPLICABLE CURE PERIOD (IF ANY) HAS EXPIRED; AND (II) THE TERMS AND CONDITIONS OF THE LEASE AUTHORIZE LANDLORD TO NOW DRAW DOWN ON THE LETTER OF CREDIT.”

OR
(B.) “WITHIN THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT BENEFICIARY HAS NOT RECEIVED AN EXTENSION AT LEAST FOR ONE YEAR TO THE EXISTING LETTER OF CREDIT OR A REPLACEMENT LETTER OF CREDIT SATISFACTORY TO THE BENEFICIARY.”

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED.  THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

WE AGREE THAT WE SHALL HAVE NO DUTY OR RIGHT TO INQUIRE AS TO THE BASIS UPON WHICH BENEFICIARY HAS DETERMINED THAT THE AMOUNT IS DUE AND OWING OR HAS DETERMINED TO PRESENT TO US ANY DRAFT UNDER THIS LETTER OF CREDIT, AND THE PRESENTATION OF SUCH DRAFT IN STRICT COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL AUTOMATICALLY RESULT IN PAYMENT TO THE BENEFICIARY.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESSES THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE.  IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND JULY 31, 2015, WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THE DATE THIS LETTER OF CREDIT EXPIRES IN ACCORDANCE WITH THE ABOVE PROVISION IS THE “FINAL EXPIRATION DATE”.  UPON THE OCCURRENCE OF THE FINAL EXPIRATION DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE THAT IS THE SUCCESSOR IN INTEREST TO BENEFICIARY (“TRANSFEREE”), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U. S. DEPARTMENT OF TREASURY AND U. S. DEPARTMENT OF COMMERCE.  AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION AS PER ATTACHED EXHIBIT “B” DULY EXECUTED AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT

AND ALL AMENDMENT(S), IF ANY.  THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK.  APPLICANT SHALL PAY OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT.  ANY REQUEST FOR TRANSFER WILL BE EFFECTED BY US SUBJECT TO THE ABOVE CONDITIONS.  HOWEVER, ANY REQUEST FOR TRANSFER IS NOT CONTINGENT UPON APPLICANT’S ABILITY TO PAY OUR TRANSFER FEE.  ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OR DATE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE SPECIFIED OFFICE.  EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

WE HEREBY AGREE THAT DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO:  SILICON VALLEY BANK, 3003 TASMAN DRIVE, 2ND FLOOR, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION:  GLOBAL FINANCIAL SERVICES – STANDBY LETTER OF CREDIT DEPARTMENT (THE “BANK’S OFFICE”).  PRESENTATIONS MAY BE MADE IN PERSON OR BY OVERNIGHT COURIER DELIVERY SERVICE OR BY FACSIMILE ON OR BEFORE OUR CLOSE OF BUSINESS ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

SHOULD BENEFICIARY WISH TO MAKE PRESENTATIONS UNDER THIS LETTER OF CREDIT ENTIRELY BY FACSIMILE TRANSMISSION (IT NEED NOT TRANSMIT THE LETTER OF CREDIT).  IT MAY DO SO IN LIEU OF PRESENTING THE PHYSICAL DOCUMENTS OTHERWISE REQUIRED FOR PRESENTATION UNDER THE TERMS OF THIS LETTER OF CREDIT.  PROVIDED HOWEVER, SHOULD IT ELECT TO DO SO, EACH SUCH FACSIMILE TRANSMISSION SHALL BE MADE ON A BUSINESS DAY AT FAX NO. (408) 654-6211; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO:  (408) 654-6274 OR (408) 654-7127 OR (408) 654-7716 OR (408) 654-3035 AND, ON THE DAY OF SUCH TRANSMISSION, BE IMMEDIATELY FOLLOWED BY BENEFICIARY’S SENDING TO US ALL OF THE ORIGINALS OF SUCH FAXED DOCUMENTS TOGETHER WITH THE ORIGINAL OF THIS LETTER OF CREDIT BY OVERNIGHT MAIL OR COURIER SERVICE TO THE BANK’S OFFICE AS DESCRIBED ABOVE.  PROVIDED FURTHER, HOWEVER, WE WILL DETERMINE TO HONOR OR DISHONOR ANY SUCH FACSIMILE PRESENTATION PURELY ON THE BASIS OF OUR EXAMINATION OF SUCH FACSIMILE PRESENTATION, AND WILL NOT EXAMINE THE ORIGINALS.

AS USED HEREIN, THE TERM “BUSINESS DAY” MEANS A DAY ON WHICH WE ARE OPEN AT OUR ABOVE ADDRESS IN SANTA CLARA, CALIFORNIA TO CONDUCT OUR LETTER OF CREDIT BUSINESS.  NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE UCP (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE FINAL EXPIRATION DATE IS NOT A BUSINESS DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS DAY.

WE HEREBY ENGAGE WITH YOU THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO SILICON VALLEY BANK, IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT

NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE international standby practices 1998 (“ISP98”), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

SILICON VALLEY BANK,

FOR S V BANK USE ONLY                                                                           FOR S V BANK USE ONLY
AUTHORIZED SIGNATURE                                                                           AUTHORIZED SIGNATURE

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE

      DATE: _______________                                                                                           REF. NO. ___________________

      AT SIGHT OF THIS BILL OF EXCHANGE

      PAY TO THE ORDER OF _____________________________________ US$_________________
      U.S. DOLLARS ____________________________________________________________________

“DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF______ DATED _________ __, 20___”

      TO:                 SILICON VALLEY BANK                                                                               _______________________________
                     3003 TASMAN DRIVE
  SANTA CLARA, CA 95054
                                                                                                 ________________________________
                                                                                                              Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATE INSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.
2.	REF. NO. INSERT YOUR REFERENCE NUMBER IF ANY.
3.	PAY TO THE ORDER OF: INSERT NAME OF BENEFICIARY
4.	US$ INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.
5.	U.S. DOLLARS INSERT AMOUNT OF DRAWING IN WORDS.
6.	LETTER OF CREDIT NUMBER INSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
7.	DATED INSERT THE ISSUANCE DATE OF OUR STANDBY L/C.

NOTE:                 BENEFICIARY SHOULD ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF EXCHANGE, PLEASE CALL OUR L/C PAYMENT SECTION AT (408) 654-6274 OR (408) 654-7127 OR (408) 654-3035 OR (408) 654-7716 OR (408) 654-7128.

EXHIBIT “B”

DATE:

TO:          SILICON VALLEY BANK
3003 TASMAN DRIVE
SANTA CLARA, CA 95054

ATTN:    GLOBAL FINANCIAL SERVICES
STANDBY LETTERS OF CREDIT

RE:  SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO.  ___________________

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

_________________________________________________________________________
(NAME OF TRANSFEREE)
__________________________________________________________________________
(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

___________________________________________
(BENEFICIARY’S NAME)

___________________________________________
(SIGNATURE OF BENEFICIARY)

___________________________________________
(PRINTED NAME AND TITLE)

SIGNATURE AUTHENTICATED

THE NAME(S) TITLE(S), AND SIGNATURE(S) CONFORM TO THAT/THOSE ON FILE WITH US FOR THE COMPANY AND THE SIGNATURE(S) IS/ARE AUTHORIZED TO EXECUTE THIS INSTRUMENT.
WE FURTHER CONFIRM THAT THE COMPANY HAS BEEN IDENTIFIED APPLYING THE APPROPRIATE DUE DILIGENCE AND ENHANCED DUE DILIGENCE AS REQUIRED BY THE BANK SECRECY ACT AND ALL ITS SUBSEQUENT AMENDMENTS.

___________________________________________
(NAME OF BANK)
___________________________________________
(ADDRESS OF BANK)
___________________________________________
(CITY, STATE, ZIP CODE)
___________________________________________
(AUTHORIZED SIGNATURE)
___________________________________________
(PRINTED NAME AND TITLE)
___________________________________________
(TELEPHONE NUMBER)

B-1